UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A)
of the Securities Exchange Act of 1934

Filed by the Registrant / X /

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /	Preliminary Proxy Statement.
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
/ X /	Definitive Proxy Statement.
/ /	Definitive Additional Materials.
/ /	Soliciting Material Pursuant to § 240.14a-12.

PUTNAM RETIREMENTREADY FUNDS

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement,
if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /	No fee required.

/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (set forth the
amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ /	Fee paid previously with preliminary materials.

/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4)	Date Filed:

A message from
Putnam Investments and the
Board of Trustees of the Putnam
RetirementReady® Funds

Dear Fellow Shareholder:

We are writing to ask you for your vote on an important matter affecting your investment in the Putnam RetirementReady® Funds. These funds will hold a shareholder meeting on February 11, 2011, in Boston, Massachusetts, to decide the proposal below. While you are welcome to attend in person, the vast majority of shareholders vote by “proxy,” which means they give instructions to persons designated by their fund’s Board of Trustees to vote on their behalf.

Please vote today on the following proposal:

1. Approving an amendment to your fund’s fundamental investment restriction with respect to the acquisition of voting securities of any issuer.

This change would align the restriction with the requirements of the Investment Company Act of 1940, as amended. We recommend you vote to amend this investment restriction.

Please vote today

Delaying your vote will increase fund expenses if further mailings are required. If you complete your proxy card, your shares will be voted on your behalf exactly as you have instructed. If you simply sign the proxy card, your shares will be voted in accordance with the Trustees’ recommendation.

1	Proxy Statement

We appreciate your attention to these important matters. If you have questions about the proposal, please call a Putnam customer service representative at 1-888-399-3986 or contact your financial advisor.

Table of contents

Notice of a Special Meeting of Shareholders	4

Trustees’ Recommendation	5

Proposal 1.: Fundamental Investment Restriction Amendment —
Acquisition of Voting Securities	6

Further Information About Voting and the Special Meeting	7

PROXY CARD(S) ENCLOSED

If you have any questions, please contact a Putnam customer service representative at 1-888-399-3986 or call your financial advisor.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on February 11, 2011.

The proxy statement is available at www.eproxy.com/Putnam.

3	Proxy Statement

Notice of a Special Meeting of Shareholders

To the Shareholders of:
PUTNAM RETIREMENTREADY® FUNDS
PUTNAM RETIREMENTREADY 2040 FUND
PUTNAM RETIREMENTREADY 2045 FUND
PUTNAM RETIREMENTREADY 2050 FUND

This is the formal agenda for your fund’s shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in the event that you attend in person.

A Special Meeting of Shareholders of the Putnam RetirementReady® Funds will be held on February 11, 2011, at 11:00 a.m. Eastern time, on the 8th Floor of One Post Office Square, Boston, Massachusetts 02109, to consider the following proposal:

1. Approving an amendment to your fund’s fundamental investment restriction with respect to the acquisition of voting securities of any issuer.

By Judith Cohen, Clerk, and by the Trustees

John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman
Ravi Akhoury	Kenneth R. Leibler
Barbara M. Baumann	Robert E. Patterson
Charles B. Curtis	George Putnam, III
Robert J. Darretta	Robert L. Reynolds
Myra R. Drucker	W. Thomas Stephens
Paul L. Joskow	Richard B. Worley

In order for you to be represented at your fund’s shareholder meeting, we urge you to record your voting instructions via the Internet or by telephone, or to mark, sign, date, and mail the enclosed proxy card in the postage-paid envelope provided.

December 20, 2010

Proxy Statement	4

Proxy Statement

This document will give you the information you need to vote on the proposal. Much of the information is required under rules of the Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you don’t understand, please contact a Putnam customer service representative toll-free at 1-888-399-3986, or call your financial advisor.

When you record your voting instructions via the Internet or telephone, or when you complete, sign and return your proxy card, your shares will be voted on your behalf exactly as you have instructed. If you simply sign and return your proxy card, your shares will be voted in accordance with the Trustees’ recommendation. If any other business is brought before your fund’s meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

Who is asking for your proxy?

The Trustees of the Putnam RetirementReady® Funds are asking for your proxy for use at the Special Meeting of Shareholders of each of the funds listed in the Notice of a Special Meeting of Shareholders to be held on February 11, 2011 (the “Meeting”) and, if your fund’s Meeting is adjourned, at any later meetings. The Meeting is being held for the purpose of amending each fund’s fundamental investment restriction with respect to the acquisition of voting securities of any issuer. The Notice of a Special Meeting of Shareholders, the enclosed proxy card and this proxy statement are being mailed on or about December 20, 2010.

How do your fund’s Trustees recommend that shareholders vote on the proposal?

The Trustees recommend that you vote FOR the proposal.

Who is eligible to vote?

Shareholders of record of each fund at the close of business on November 22, 2010 (the “Record Date”) are entitled to be present and to vote at the Meeting or any adjourned meeting.

The number of shares of each fund outstanding on the Record Date is shown on page 8. Each share is entitled to one vote, with fractional shares voting proportionately. Shareholders of each fund will vote together as a single class.

5	Proxy Statement

1. APPROVING AN AMENDMENT TO YOUR FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO THE ACQUISITION OF VOTING SECURITIES OF ANY ISSUER

What is this proposal?

The Trustees recommend that each fund’s fundamental investment restriction with respect to the acquisition of voting securities of any issuer be revised.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires registered investment companies like the funds to have “fundamental” investment restrictions governing specified investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. “Fundamental” investment restrictions can be changed only by a shareholder vote.

Each of the funds is a diversified fund under the 1940 Act. Compared with a non-diversified fund, a diversified fund would be generally expected to have lesser exposures to individual portfolio securities. The 1940 Act requires that to qualify as a “diversified” fund, among other things, with respect to at least 75% of its total assets, the fund must not acquire more than 10% of the outstanding voting securities of any issuer. Under the 1940 Act, however, this requirement does not apply to securities issued by investment companies or to securities issued by or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities. The remaining 25% of the fund’s total assets is not subject to this restriction.

Each fund has a fundamental investment restriction that prohibits it from acquiring more than 10% of the outstanding voting securities of any issuer. The current investment restriction states that your fund may not:

“With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer.”

We are proposing to amend this fundamental restriction to align it with the requirements of the 1940 Act. The amended restriction would state that your fund may not:

“With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.”

What effect will amending the current restriction with respect to the acquisition of voting securities of any issuer have on your fund?

By aligning the restriction with the requirements of the 1940 Act, the proposed change would permit your fund greater flexibility to invest in certain U.S. government securities and in the securities of other investment companies without limiting its right to exercise voting power with respect to those securities. Investing in other investment companies involves expenses at the investment company level, such as portfolio management fees and operating expenses, which are in addition to the fees and expenses of the fund.

Proxy Statement	6

What are the Trustees recommending?

The Trustees unanimously recommend that shareholders approve an amendment to your fund’s fundamental investment restriction with respect to the acquisition of voting securities of any issuer.

What is the voting requirement for approving the proposal?

Approval of this proposal for each fund requires the affirmative vote of the lesser of (1) more than 50% of the fund’s outstanding shares, or (2) 67% or more of the fund’s shares present at the Meeting if more than 50% of the outstanding shares of the fund are present at the Meeting in person or by proxy. The outcome of the vote on the proposal for one fund will not affect the outcome of the vote for any other fund.

Further Information About Voting and the Special Meeting

Quorum and Methods of Tabulation. For each fund, its shareholders will vote together as a single class. Thirty percent of the shares entitled to vote constitutes a quorum for the transaction of business with respect to the proposal. Any lesser number is sufficient for adjournments. Votes cast by proxy or in person at the Meeting will be counted by persons your fund appoints as tellers for the Meeting. The tellers will count the total number of votes cast for approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

The documents that authorize Putnam Fiduciary Trust Company to act as Trustee for certain individual retirement accounts (including traditional, Roth and SEP IRAs, 403(b)(7) accounts, and Coverdell Education Savings Accounts) provide that if an account owner does not submit voting instructions for his or her shares, Putnam Fiduciary Trust Company will vote the shares in the same proportions as other shareholders with similar accounts that have submitted voting instructions for their shares. Shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the likelihood that a proposal will be acted upon (approved or disapproved).

7	Proxy Statement

Abstentions and broker non-votes have the effect of votes against the proposal. Treating broker non-votes as negative votes may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld. In certain circumstances in which a fund has received sufficient votes to approve a matter being recommended for approval by the fund’s Trustees, the fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal. A fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

As of the Record Date, the funds had the following shares outstanding:

Putnam RetirementReady 2040 Fund

Class	Number of shares outstanding

Class A	849,325

Class B	26,519

Class C	6,781

Class M	1,460

Class R	95,773

Class Y	498,204

Putnam RetirementReady 2045 Fund

Class	Number of shares outstanding

Class A	687,901

Class B	9,125

Class C	2,365

Class M	485

Class R	52,318

Class Y	312,467

Putnam RetirementReady 2050 Fund

Class	Number of shares outstanding

Class A	455,377

Class B	8,989

Class C	5,825

Class M	5,358

Class R	38,594

Class Y	165,374

Proxy Statement	8

Share Ownership. At October 31, 2010, the officers and Trustees of the funds as a group owned less than 1% of the outstanding shares of each class of the funds, and, except as noted below, no person owned of record or to the knowledge of the funds beneficially 5% or more of any class of shares of the funds.

Putnam RetirementReady 2040 Fund

Class	Shareholder name and address	Holdings	Percentage owned

	PLUMBER & STEAMFITTERS LOCAL
A*	Retirement Savings Plan	57,773	6.81%

	GATEHOUSE MEDIA, INC.
A*	Retirement Savings Plan	117,428	13.85%

	IBEW LOCAL 38 401K PLAN
A*	Retirement Savings Plan	51,190	6.04%

	LPL FINANCIAL
	A/C 4493-8927
	9785 Towne Centre Dr
B	San Diego, CA 92121	2,806	10.61%

	LPL FINANCIAL
	A/C 4860-7385
	9785 Towne Centre Dr
B	San Diego, CA 92121	2,542	9.61%

	PERSHING LLC
	PO Box 2052
B	Jersey City, NJ 07303	2,419	9.14%

	PUTNAM FIDUCIARY TRUST CO CUST FBO
	SUTTER COUNTY SUP OF SCHS OFFICE
	A/C Mary A. Morgan
	1436 Coughlin Ct.
B	Yuba City, CA 95993-8705	2,419	9.14%

	PUTNAM FIDUCIARY TRUST CO CUST FBO
	MARK J. FUNK
	36022 Rimcrest Rd.
B	Freeport, MN 56331-9769	1,356	5.13%

	PUTNAM FIDUCIARY TRUST CO CUST FBO
	Beavercreek City Schools
	A/C Lindsay Knopp
	1218 English Bridle Ct
C	Dayton, OH 45458	395	5.93%

	PUTNAM FIDUCIARY TRUST CO CUST FBO
	A/C Jeffrey A. Carver
	1400 Bent Creek Blvd; Apt 211
C	Mechanicsburg, PA 17050	1,160	17.41%

	PUTNAM FIDUCIARY TRUST CO CUST FBO
	Diabetes Management & Supplies
	A/C Terry K. Miller
	2213 Haring Rd
C	Metairie, LA 70001	946	14.20%

	PUTNAM FIDUCIARY TRUST CO CUST FBO
	The Red Group
	A/C Jack D. Rohan
	1441 Holbrook LN
C	Batavia, IL 60510	919	13.79%

9	Proxy Statement

Class	Shareholder name and address	Holdings	Percentage owned

	PUTNAM FIDUCIARY TRUST CO CUST FBO
	First Nations Community
	A/C Thu T Tang
	1863 Smarty Jones ST SE
C	Albuquerque, NM 87123	595	8.93%

	PUTNAM FIDUCIARY TRUST CO CUST FBO
	Rosenman Dental
	A/C Jordan Arena
	418 Dartmoor Rd
C	Schwenksville, PA 19473	585	8.78%

	PUTNAM FIDUCIARY TRUST CO CUST FBO
	A/C Melissa S. Glessner
	PO Box 205
C	Valley Grove, WV 26060	513	7.69%

	COTTRELL, INC.
M*	401 (k) Retirement Plan	1,020	73.46%

	PUTNAM FIDUCIARY TRUST CO TTEE FBO
	LOGAN E. TILLMON
	6089 Bridgewood Way
M	Las Vegas, NV 89110-2718	238	17.16%

	MG TRUST COMPANY CUST
	Rincon Band of Luiseno Indians
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	5,687	5.99%

	MG TRUST COMPANY CUST FBO
	The Kenney Group, Inc.
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	8,516	8.97%

	MG TRUST COMPANY CUST FBO
	IHS Pharmacy
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	9,986	10.52%

R**	ORCHARD TRUST COMPANY, LLC	16,548	17.42%

Y*	D R HORTON, INC. PROFIT SHARING PLAN	318,139	64.44%

	PUTNAM INVESTMENTS
Y**	Profit Sharing Plan	157,632	31.93%

Proxy Statement	10

Putnam RetirementReady 2045 Fund

Class	Shareholder name and address	Holdings	Percentage owned

	GATEHOUSE MEDIA, INC.
A*	Retirement Savings Plan	92,401	13.51%

	Plymouth Tube Company
A*	401(k) Savings Plan and Trust	49,029	7.17%

A**	ORCHARD TRUST COMPANY, LLC	35,910	5.25%

	PERSHING LLC
	PO Box 2052
A	Jersey City, NJ 07303	38,642	5.65%

	AMERICAN ENTERPRISE INVESTMENT SVCS
	P.O. Box 9446
B	Minneapolis, MN 55474-0001	1,144	12.23%

	EDWARD JONES
	201 Progress Pkwy
B	Maryland Heights, MD 63043	534	5.71%

	PERSHING LLC
	PO Box 2052
B	Jersey City, NJ 07303	1,085	11.59%

	PUTNAM FIDUCIARY TRUST CO TTEE FBO
	RYAN J. KILL
	911 Metbliss Ave
B	Delphos, OH 45833	690	7.37%

	PUTNAM FIDUCIARY TRUST CO TTEE FBO
	SARA A. KULWICKI
	7805 Parkdale Drive
B	Zionsville, IN 46077	530	5.66%

	PUTNAM FIDUCIARY TRUST CO TTEE FBO
	TRIPLE F FARMS INC
	A/C John J Fallenstein
B	3573 Vetter Rd Sayre, PA 18840	484	5.17%

	PUTNAM FIDUCIARY TRUST CO TTEE FBO
	SARAH N. RICH
	2803 Sood Rd
B	Knoxville, TN 37909-1431	843	9.00%

	RAYMOND JAMES & ASSOCIATES INC FBO
	Ramona Miller Spira
	23620 Meridian PL W
B	Bothell, WA 98021-8759	1,108	11.84%

	AMY J. SKUDLAREK
	3421 Lee’s Circle Drive
C	Garfield, MN 56332	118	5.07%

	MORGAN STANLEY SMITH BARNEY
	Harborside Financial Center
	Plaza 2, 3rd Floor
C	Jersey City, NJ 07311	402	17.25%

	PUTNAM FIDUCIARY TRUST CO TTEE FBO
	MINOOKA COMMUNITY CSD #201
	A/C Jeana Pekol
	2928 Avalon Ave
C	Joliet, IL 60435-5138	290	12.47%

11	Proxy Statement

Class	Shareholder name and address	Holdings	Percentage owned

	PUTNAM FIDUCIARY TRUST CO TTEE FBO
	DAVID L. BRAHAM
	2606 McGregor Dr
C	Austin, TX 78745	1,042	44.70%

	PUTNAM FIDUCIARY TRUST CO TTEE FBO
	JULIE F. WILSON 3
	5 E. Lamar Rd.
C	Phoenix, AZ 85012-1023	164	7.03%

	JEREMY KRAVET TTEE
	Grayling Associates
	FBO Darius C. Goss
	637 Haverford RD
M	Haverford, PA 19047-1231	87	18.24%

	PUTNAM FIDUCIARY TRUST CO TTEE FBO
	RENEE T. RIEGER
	3004 N. Harrison St.
M	Wilmington, DE 19802-2936	260	54.45%

	PUTNAM FIDUCIARY TRUST CO TTEE FBO
	PHOENIX DATA SYSTEMS INC
	A/C Aaron M. Peters
	2660 Sterling River Drive
M	Fowlerville, MI 48836	41	8.51%

	PUTNAM LLC
	One Post Office Sq.
M	Boston, MA 02109-2106	62	12.89%

	MG TRUST COMPANY CUST
	THE GIBBES CO
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	3,324	7.01%

	MG TRUST COMPANY CUST
	FBO RINCON BAND OF LUISENO INDIANS
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	2,752	5.80%

	MG TRUST COMPANY CUST
	ANSTINE SMITH INC DBA SHENK
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	4,167	8.79%

	MG TRUST COMPANY CUST
	WYDE CORP
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	2,888	6.09%

Y*	D R HORTON, INC. PROFIT SHARING PLAN	179,370	58.31%

	PUTNAM INVESTMENTS
Y**	Profit Sharing Plan	125,397	40.77%

Proxy Statement	12

Putnam RetirementReady 2050 Fund

Class	Shareholder name and address	Holdings	Percentage owned

	GATEHOUSE MEDIA, INC.
A*	Retirement Savings Plan	35,700	8.70%

	Plymouth Tube Company
A*	401(k) Savings Plan and Trust	29,424	7.17%

A*	UFCW LOCAL 38 SAVINGS	25,191	6.14%

A**	ORCHARD TRUST COMPANY, LLC	27,162	6.62%

	ELIZABETH B. O’CONNOR
	O’Connor Irish Corner
	323 Roanoke Blvd.
B	Salem, VA 24153-5009	1,433	16.02%

	PUTNAM FIDUCIARY TRUST CO TTEE FBO
	KATHLEEN E. CEA
	11743 W 27th Drive
B	Lakewood, CO 80215	916	10.24%

	PUTNAM FIDUCIARY TRUST CO TTEE FBO
	TIMOTHY D. MEYER
	2401 Aspen LN SW
B	Rochester, MN 55902	775	8.67%

	PUTNAM FIDUCIARY TRUST CO TTEE FBO
	JIA TZONG KOU
	1730 Fern Hollow Drive
B	Diamond Bar, CA 91765	662	7.41%

	PUTNAM FIDUCIARY TRUST CO TTEE FBO
	VINEET ARORA
	5755 S Kenwood Ave;, Apt 1
B	Chicago, IL 60637	573	6.41%

	PUTNAM FIDUCIARY TRUST CO TTEE FBO
	CAROLYN E. COOK
	3040 Bob Cox RD NW
B	Marietta, GA 30064	567	6.34%

	PUTNAM FIDUCIARY TRUST CO TTEE FBO
	DEREK C KULWICKI
	7805 Parkdale Drive
B	Zionsville, IN 46077	486	5.43%

	PUTNAM FIDUCIARY TRUST CO TTEE FBO
	SAN DIEGO UNIFIED SCHOOL DIST
	A/C Tamko Stratton
	858 3rd Ave PMB #197
C	Chula Vista, CA 91911	481	8.37%

	PUTNAM FIDUCIARY TRUST CO TTEE FBO
	SAN DIEGO UNIFIED SCHOOL DIST
	A/C Jennifer Deaton
	1977 Oliver Ave
C	San Diego, CA 92109	472	8.20%

	PUTNAM FIDUCIARY TRUST CO TTEE FBO
	DEBORAH NEVIN
	3409 Malito Dr
C	Bonita, CA 91902	1,435	24.88%

13	Proxy Statement

Class	Shareholder name and address	Holdings	Percentage owned

	PUTNAM FIDUCIARY TRUST CO TTEE FBO
	IAN SACCO
	6131 Rancho Mission RD; Unit 323
C	San Diego, CA 92108	884	15.38%

	PUTNAM FIDUCIARY TRUST CO TTEE FBO
	THE RED GROUP
	A/C Lisa M. Diomede
	712 Prairie Ave
C	Glen Ellyn, IL 60137	433	7.53%

	PUTNAM FIDUCIARY TRUST CO TTEE FBO
	DIABETES MANAGEMENT & SUPPLIES
	A/C Loni Hogenson
	2321 Maine Ave
C	Metairie, LA 70003	431	7.50%

	PUTNAM FIDUCIARY TRUST CO TTEE FBO
	ERIC LUSTIG
	10305 Biscayne Dr
C	Peyton, CO 80631	367	6.39%

	COTTRELL, INC.
M*	401 (k) Retirement Plan	4,787	90.98%

	MG TRUST CO CUST FBO
	Magtech & Power Conversion, Inc.
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	2,950	7.74%

	MG TRUST COMPANY CUST FBO
	Rincon Band of Luiseno Indians
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	3,403	8.93%

	MG TRUST COMPANY CUST FBO
	Selby Acquisitions Inc
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	2,878	7.55%

	MG TRUST COMPANY CUST FBO
	WYDE CORP.
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	2,456	6.45%

	MG TRUST COMPANY CUST FBO
	HERITAGE TRACTOR
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	2,390	6.27%

	MG TRUST COMPANY CUST FBO
	MACKINTIRE INSURANCE AGENCY INC
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	2,234	5.86%

	MG TRUST COMPANY CUST FBO
	TYM-USA INC
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	2,593	6.81%

	MG TRUST COMPANY CUST FBO
	AMERICAN KIOSK MANAGEMENT LLC
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	2,480	6.51%

Proxy Statement	14

Class	Shareholder name and address	Holdings	Percentage owned

	MG TRUST COMPANY CUST FBO
	PA STATE TROOPERS 401(K) PROFIT
	700 17th St., Ste. 300
R	Denver, CO 80202-3531	2,141	5.62%

Y*	D R HORTON, INC. PROFIT SHARING PLAN	47,077	28.50%

	PUTNAM INVESTMENTS
Y**	Profit Sharing Plan	111,253	67.36%

* The address for the name listed is: Mercer Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062.

**The address for the name listed is: c/o Orchard Trust Company, LLC, as trustee or agent, 8515 E. Orchard Road, Greenwood Village, CO 80111.

Other business. The Trustees know of no matters other than those described in this proxy statement to be brought before the Meeting. If, however, any other matters properly come before the Meeting, proxies will be voted on these matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Investment Management, LLC (“Putnam Management”), Putnam Investor Services, Inc., and Putnam Retail Management Limited Partnership (“Putnam Retail Management”) may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Management has in its records for their accounts and would be given an opportunity to authorize the proxies to vote their shares at the Meeting in accordance with their instructions. To ensure that the shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Shareholders have the opportunity to submit their voting instructions via the Internet by using a program provided by a third-party vendor hired by Putnam Management, or by automated telephone service. To use the Internet, please access the Internet address listed on the proxy card and follow the instructions on the Internet site. To record your voting instructions via automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

15	Proxy Statement

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. Putnam Management has retained at its own expense Boston Financial Data Solutions, 2000 Crown Colony Drive, Quincy, MA 02159 to aid in the solicitation of instructions for nominee and registered accounts, for a fee not to exceed $12,000 plus reasonable out-of-pocket expenses. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by Putnam Management pursuant to its contractual obligation to limit the funds’ expenses.

Revocation of proxies. Giving your proxy, whether by returning the proxy card or providing voting instructions over the Internet or by telephone, does not affect your right to attend the Meeting and vote in person. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, (iv) in the case of brokers and nominees, by submitting written instructions to your fund’s solicitation agent or the applicable record shareholders, or (v) by attending the Meeting and voting in person.

Date for receipt of shareholders’ proposals for subsequent meetings of shareholders. Your fund does not regularly hold an annual shareholder meeting, but may from time to time schedule a special meeting. In accordance with the regulations of the SEC, in order to be eligible for inclusion in the fund’s proxy statement for a meeting, a shareholder proposal must be received a reasonable time before the fund prints and mails its proxy statement.

The Board Policy and Nominating Committee of the Board of Trustees, which consists of independent Trustees only, will also consider nominees recommended by shareholders of a fund to serve as Trustees. A shareholder must submit the names of any such nominees in writing to the fund, to the attention of the Clerk, at the address of the principal offices of the fund.

If a shareholder who wishes to present a proposal at a special shareholder meeting fails to notify the fund within a reasonable time before the fund mails its proxy statement, the persons named as proxies will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. All shareholder proposals must also comply with other requirements of the SEC’s rules and the funds’ Agreement and Declaration of Trust and Bylaws.

Proxy Statement	16

Adjournment. If sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, or if the quorum required for the proposal has not been met, the persons named as proxies may propose adjournments of the Meeting for a reasonable period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against adjournment those proxies required to be voted against the proposal. Putnam Management pays the costs of any additional solicitation and of any adjourned session.

Duplicate mailings. As permitted by SEC rules, Putnam’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, or if you are currently receiving multiple copies at a shared address and would prefer to receive a single copy of the proxy statement, please contact Putnam Investor Services, Inc. by phone at 1-800-225-1581 or by mail at P.O. Box 8383, Boston, MA 02266-8383.

Fund management. The address of your fund’s investment manager and administrator, Putnam Management, and your fund’s principal underwriter, Putnam Retail Management, is One Post Office Square, Boston, Massachusetts 02109. The address of Putnam Investments Limited, which has been retained by Putnam Management as investment sub-adviser with respect to a portion of the assets of the funds, is Cassini House, 57–59 St James’s Street, London, England SW1A 1LD.

Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct these requests to Putnam Investor Services, Inc., P.O. Box 8383, Boston, MA 02266-8383 or by phone at 1-800-225-1581. You may also access copies of these reports by visiting Putnam’s Web site at http://www.putnam.com/individual.

17	Proxy Statement

This page intentionally left blank.

Proxy Statement	18

This page intentionally left blank.

19	Proxy Statement

This page intentionally left blank.

Proxy Statement	20

This page intentionally left blank.

21	Proxy Statement

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581	265224 12/10

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581	265174 12/10

Putnam RetirementReady 2040 Fund
P.O. Box 8383
Boston, MA 02266

By signing below, you, as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson to be your proxies. This appointment applies to each of them separately and enables them to appoint substitutes as needed. You are empowering them to vote all your shares on your behalf at the meeting of shareholders of the referenced fund to be held on February 11, 2011, at 11:00 a.m., Eastern time, on the 8th Floor of One Post Office Square, Boston, Massachusetts, 02109. This authority extends to any adjournments of the meeting. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy card, your shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. If you simply sign and return the proxy card, and do not vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each
owner should sign. When signing as executor, administrator, attorney, trustee,	Signature	_______________
guardian, or as custodian for a minor, please give your full title as such. If you are	Signature	_______________
signing for a corporation, please sign the full corporate name and indicate the signer’s	Date	_______________
office. If you are a partner, sign in the partnership name.

Proposal listed on reverse side.

Putnam RetirementReady 2045 Fund
P.O. Box 8383
Boston, MA 02266

By signing below, you, as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson to be your proxies. This appointment applies to each of them separately and enables them to appoint substitutes as needed. You are empowering them to vote all your shares on your behalf at the meeting of shareholders of the referenced fund to be held on February 11, 2011, at 11:00 a.m., Eastern time, on the 8th Floor of One Post Office Square, Boston, Massachusetts, 02109. This authority extends to any adjournments of the meeting. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy card, your shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. If you simply sign and return the proxy card, and do not vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each
owner should sign. When signing as executor, administrator, attorney, trustee,	Signature	_______________
guardian, or as custodian for a minor, please give your full title as such. If you are	Signature	_______________
signing for a corporation, please sign the full corporate name and indicate the signer’s	Date	_______________
office. If you are a partner, sign in the partnership name.

Proposal listed on reverse side.

Putnam RetirementReady 2050 Fund
P.O. Box 8383
Boston, MA 02266

By signing below, you, as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson to be your proxies. This appointment applies to each of them separately and enables them to appoint substitutes as needed. You are empowering them to vote all your shares on your behalf at the meeting of shareholders of the referenced fund to be held on February 11, 2011, at 11:00 a.m., Eastern time, on the 8th Floor of One Post Office Square, Boston, Massachusetts, 02109. This authority extends to any adjournments of the meeting. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy card, your shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. If you simply sign and return the proxy card, and do not vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each
owner should sign. When signing as executor, administrator, attorney, trustee,	Signature	_______________
guardian, or as custodian for a minor, please give your full title as such. If you are	Signature	_______________
signing for a corporation, please sign the full corporate name and indicate the signer’s	Date	_______________
office. If you are a partner, sign in the partnership name.

Proposal listed on reverse side.

Please sign and date the other side of this card

Please fill in the appropriate box as shown using black or blue ink or a No. 2 pencil. Please do not use fine point pen.				[X]

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 1.

1. Approving an amendment to your fund’s fundamental investment	For	Against	Abstain
restriction with respect to the acquisition of voting securities of any issuer.	[ ]	[ ]	[ ]

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on February 11, 2011. The proxy statement is available at www.eproxy.com/putnam.

If you have any questions on the proposal, please call 1-888-399-3986